EXHIBIT 1 - Specimen Stock Certificate


     The stock certificate contains the following language on the front of the certificate:


     NUMBER                     (Corporate Logo)                   SHARES

                                                            -------------------
                                                             CUSIP
                                                            -------------------


                           PROFILE TECHNOLOGIES, INC.


THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

                  fully paid and non-assessable Shares of the
                            par value of $.001 each
                             of the Common Stock of
                           Profile Technologies, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

                                (Corporate Seal)

            Secretary                                    President

     The stock certificate constains the following language on the back of the certificate:

Notice: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

TEN COM   -  as tenants in common            UNIF GIFT MIN ACT - Custodian
TEN ENT   -  as tenants by the entireties                      -----------------
JF TEN    -  as joint tenants with right of                   (Cust)     (Minor)
             survivorship and not as tenants   under the Uniform Gifts to Minors
             in common                         Act
                                                   -----------------------------
                                                            (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
=======================================

=======================================

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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--------------------------------------------------------------------------Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the wtihin named Corporation with full power of substitution in the premises.

Dated:
       ------------------------------


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NOTICE:   THE  SIGNATURE TO THIS  ASSIGNMENT  MUST  CORRESPOND  WITH THE NAME AS
          WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.